Sextant Mutual Funds	(graphic omitted)

Fellow Shareowners:

Again in 2002, bonds gained and stocks fell. In the three years since year-end 1999, assets in all stock mutual funds are off by a third. But much of the stock market decline is offset by appreciation in bonds and real estate. Economically, growth in the consumer and government sectors balances the decline in industry.

The Federal Reserve cut short-term interest rates to their lowest levels in 41 years, further boosting bond prices. This is now stimulating the economy, and we expect interest rates to climb slowly during 2003.

Sextant Bond Income and Sextant Growth funds again significantly bettered their Morningstar peer group averages. Only Sextant International, hurt mostly by losses in financial and technology issues, underperformed its peer group average.

The no-load Sextant Funds are designed to address a broad spectrum of investment needs. All stress low operating expenses and employ a "fulcrum" advisory fee structure that rewards or penalizes Saturna Capital for investment results. For the fiscal year ended November 30, 2002, comparative total returns and percentile category rankings (1 is best) are:

Sextant Fund	Total Return	vs. Morningstar	Total Return	12-mo. Rank (group size)*
Short-Term Bond	4.90%	Short-Term Bonds	3.69%	49 (241)
Bond Income	9.02%	Long-Term Bonds	4.84%	2 (114)
Growth	-10.51%	Large Growth	-15.32%	13 (718)
International	-15.80%	Foreign Stock	-12.31%	79 (868)

Further information on each Fund is found in the following sections of this report. Our portfolio managers welcome your comments and suggestions. The entire staff works to minimize operating expenses, which are well below industry standards. In the footnotes, you will notice another unusual feature of the Sextant funds: on average, almost 25% of each Sextant Fund is owned by the trustees, officers, and their immediate families. We invite you to invest your money with ours.

Respectfully,

Nicholas Kaiser, President	Phelps McIlvaine, Vice President
(Manager, Sextant Growth; Sextant International)	(Manager, Sextant Bond Income; Sextant Short-Term Bond)

*The 12-month Rank shows how each Fund ranks (from 1 best to 100 worst) in its Morningstar peer category for the year ended November 30, 2002 - please see next page for more performance information.

December 27, 2002

Additional Performance Information

Average Annual Total Returns (as of 12/31/2002)	1 year	5 years	10 years
Sextant Growth Fund	-18.37%	4.35%	7.93%^
Sextant International Fund	-22.82%	-1.77%	3.21%*
Sextant Short-Term Bond Fund	6.95%	7.28%	5.89%*
Sextant Bond Income Fund	13.62%	7.36%	6.35%^**

Performance data quoted in this report represents past performance, is before any taxes payable to shareowners, and is no guarantee of future performance. The investment return and principal value of investments in the Funds fluctuate daily, and an investor's shares when redeemed may be worth more or less than the original cost.

Morningstar, Inc. is an independent fund performance monitor. Rankings are determined monthly from total returns by Morningstar, by category as determined by Morningstar. The average total return for a category is determined by Saturna Capital, utilizing the Morningstar database. Results are shown for twelve months because of the Sextant Funds performance fee advisory structure.	*since inception, 9/28/1995 **since inception, 3/1/1993 ^fundchanged investment objectives &policies on 9/28/1995; results prior to that date may not be meaningful

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
Saturna Investment Trust

We have audited the accompanying statement of assets and liabilities of the Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Growth Fund and Sextant International Fund, each a series of the Saturna Investment Trust, including the schedules of investments as of November 30, 2002, and the related statements of operations for the year then ended, and the changes in net assets for each of the two years then ended, and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and broker. Our audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Growth Fund, and Sextant International Fund, as of November 30, 2002, the results of their operations for the year then ended, and the changes in their net assets for each of the two years then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
December 13, 2002

2	November 30, 2002 Annual Report

(graphic omitted)SEXTANT SHORT-TERM BOND FUND	INVESTMENTS
Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value
			As of November 30, 2002
	Auto/Truck Manufacturing (4.3%)
A-	Daimler Crysler Corporation	6.90% 9/1/2004	$90,000	$94,599
	Banking (12.2%)
A+	Australia & New Zealand Bank	6.25% 2/1/2004	85,000	88,069
A	Bankers Trust (DB) sub notes	8.25% 5/1/2005	85,000	92,020
A+	JP Morgan	7.625% 9/15/2004	80,000	84,974
		SUB-TOTAL	250,000	265,063
	Building Products (3.6%)
A-	Lowe's Companies	7.50% 12/15/2005	70,000	78,169
	Chemicals (3%)
A-	Praxair	6.15% 4/15/2003	65,000	65,516
	Computer (7.1%)
AA-	Hewlett Packard	7.15% 6/15/2005	70,000	75,092
BBB	Sun Microsystems	7.35% 8/15/2004	80,000	80,175
		SUB-TOTAL	150,000	155,267
	Cosmetics & Toiletries (3.5%)
BBB	Dial Corporation	6.625% 6/15/2003	75,000	76,048
	Finance & Insurance (16.2%)
A	Allliance Capital Management	5.625% 8/15/2006	65,000	67,769
A+	International Finance AIG	5.75% 10/15/2006	95,000	96,831
A-	Lincoln National Insurance	7.25% 5/15/2005	100,000	106,269
A-	Washington Mutual Financial	8.25% 6/15/2005	75,000	82,676
		SUB-TOTAL	335,000	353,545
	Food (2.3%)
A	Coca Cola Enterprises	7.875% 2/1/2002	50,000	50,095
	Machinery (8.5%)
A	Deere	6.55% 7/15/2004	90,000	94,407
A	Eaton	6.95% 11/15/2004	85,000	90,207
		SUB-TOTAL	175,000	184,614
	Medical Drugs (11.6%)
AAA	Bristol Myers Squibb	4.75% 10/1/2006	90,000	92,236
A	Cardinal Health	6.50% 2/15/2004	75,000	77,586
A-	Wyeth	7.90% 2/15/2005	75,000	81,525
		SUB-TOTAL	240,000	251,347
	Oil & Gas (5%)
BBB+	Union Oil of California	7.20% 5/15/2005	100,000	107,116
	Publishing (2.2%)
A-	Tribune	6.875% 11/1/2006	45,000	48,453
	Retail (2.3%)
BBB	Safeway	6.05% 11/15/2003	50,000	50,504
	Telecommunications (4.2%)
BBB	Sprint Capital	5.875% 5/1/2004	100,000	92,287
	Utilities (9.4%)
AA-	Florida Power & Light	6.875% 12/1/2005	95,000	102,418
AA-	Southwestern Bell Telephone	6.625% 7/15/2007	95,000	101,461
		SUB-TOTAL	190,000	203,879

Total Investments (93.1%)		(Cost = $1,962,880)	$1,935,000	2,026,407
Other Assets (net of liabilities) (6.9%)				150,650
Total Net Assets (100%)				$2,177,057
*Ratings are the lesser of S&P or Moody's (unaudited)

November 30, 2002 Annual Report	3

(Graphic Omitted) FINANCIAL HIGHLIGHTS	SEXTANT SHORT-TERM BOND FUND

Selected data per share of capital stock outstanding throughout the year		Year ended November 30,
		2002	2001	2000	1999	1998
Net asset value at beginning of year		$5.10	$4.95	$4.92	$5.04	$4.99
	Income from investment operations
	Net investment income	0.27	0.26	0.27	0.26	0.27
	Net gains or losses on securities (both realized and unrealized)	(0.02)	0.14	0.03	(0.12)	0.05
Total from investment operations		0.25	0.40	0.30	0.14	0.32
	Less distributions
	Dividends (from net investment income)	(0.28)	(0.25)	(0.27)	(0.26)	(0.27)
	Distributions (from capital gains)	-	-	-	-	-
Total distributions		(0.27)	(0.25)	(0.27)	(0.26)	(0.27)
Net asset value at end of year		$5.07	$5.10	$4.95	$4.92	$5.04
Total Return		4.90%	8.37%	6.20%	2.88%	6.67%

Ratios / Supplemental Data
Net assets ($000), end of year		$2,177	$2,189	$2,555	$1,795	$1,908
Ratio of expenses to average net assets*		0.93%	0.51%	0.61%	0.47%	0.48%
Ratio of net investment income to average net assets		5.23%	5.45%	5.45%	5.22%	5.57%
Portfolio turnover rate		28%	28%	12%	21%	71%
*For the above years, all or a portion of the operating expenses were waived. If costs had not been waived, the resulting increase to the ratio of expenses to average monthly net assets would be .21%, .43%, .41%, .57% and .44%, respectively.

STATEMENT OF ASSETS AND LIABILITIES

As of November 30, 2002
Assets
	Bond investments (Cost $1,962,880)		$2,026,407
	Cash		120,463
	Interest Receivable		31,919
		Total Assets		$2,178,789

Liabilities
	Other Liabilities		1,732
		Total Liabilities		1,732

Net Assets				$2,177,057

Fund shares outstanding				429,235

Analysis of Net Assets
	Paid in Capital (unlimited shares authorized, without par value)		2,149,250
	Accumlated net realized loss		(35,720)
	Unrealized net appreciation on investments		63,527
		Net Assets applicable to Fund shares outstanding		$2,177,057

Net Asset Value, Offering and Redemption price per share				$5.07

(The accompanying notes are an integral part of these financial statements)

4	November 30, 2002 Annual Report

SEXTANT SHORT-TERM BOND FUND	STATEMENT OF OPERATIONS (Graphic Omitted)

			For the year ended November 30, 2002
Investment Income
	Interest income		$135,792
	Amortization of bond premium		(11,331)
	Accretion		11,125
		Gross investment income		$135,586

Expenses
	Investment advisor and administration fees		13,566
	Professional fees		3,334
	Filing and registration fees		3,272
	Custodian fees		2,065
	Other expenses		1,085
	Insurance		902
	Printing and postage		795
	Total gross expenses		25,019
	Less advisor fees waived		(2,517)
	Less custodian fees waived		(2,065)
	Net expenses			20,437
		Net investment income		115,149

Net realized gain on investments
	Proceeds from sales		618,782
	Less: cost of securities sold based on identified cost		617,368
		Realized net gain		1,414

Unrealized gain on investments
	End of year		63,527
	Beginning of year		75,853
	Decrease in unrealized gain for the year			(12,326)
		Net realized and unrealized loss		(10,912)

Net increase in net assets resulting from operations				$104,237

(The accompanying notes are an integral part of these financial statements)

November 30, 2002 Annual Report	5

(Graphic Omitted) STATEMENT OF CHANGES IN NET ASSETS	SEXTANT SHORT-TERM BOND FUND

			Year ended	Year ended
			Nov. 30, 2002	Nov. 30, 2001
INCREASE (DECREASEE) IN NET ASSETS
From Operations
	Net investment income		$115,149	$116,659
	Net realized gain (loss) on investments		1,414	(14,763)
	Net increase (decrease) in unrealized appreciation		(12,326)	80,934
		Net increase in net assets	104,237	182,830

Dividends to shareowners from
	Net investment income		(118,239)	(114,823)

Fund Share transactions
	Proceeds from sales of shares		439,793	351,703
	Value of shares issued in reinvestment of dividends		117,683	113,922
			557,476	465,625
	Cost of shares redeemed		(555,278)	(899,416)
		Net increase (decrease) in net assets	2,198	(433,791)
Total decrease in net assets			$(11,804)	$(365,784)

NET ASSETS
	Beginning of year		2,188,861	2,554,645
	End of year		$2,177,057	$2,188,861

Shares of the fund sold and redeemed
	Number of shares sold		86,066	70,340
	Number of shares issued in reinvestment of dividends		23,087	22,596
			109,153	92,936
	Number of shares redeemed		(109,001)	(180,306)
Net increase (decrease) in number of shares outstanding			152	(87,370)

(The accompanying notes are an integral part of these financial statements)

DISCUSSION OF SEXTANT SHORT-TERM BOND FUND PERFORMANCE	(unaudited)

FISCAL YEAR 2002
For the fiscal year, the Sextant Short-Term Bond Fund returned 4.90%. The share price moved in a range of $5.03 to $5.17 or 2.78%. The thirty-day SEC yield fell to 3.21% in line with lower market rates. The Fund ranked in the top 49% of 241 funds in the Morningstar “Short-term Bond” category. For the last five years, the Fund earned 5.86% annualized total return, ranking in the top 47% of 159 funds in its Morningstar category. At November 30, 2002, the Fund held Morningstar’s 3-star rating (judged against 194 short-term bond funds). For the third year, the Fund substantially outperformed most equity portfolios as the stock market declined further.

6	November 30, 2002 Annual Report

FACTORS AFFECTING PERFOMANCE
Over the last twelve months, the Federal Reserve lowered the Federal Funds rate from 2.00% to 1.25% to boost the economy. Long US Treasury rates moved below five percent unleashing more mortgage refinancing and home buying. Corporate bankruptcies in June triggered a stock market decline and flight to quality to US Treasury debt. Credit spreads widened, especially in credits of BBB and lower. New scrutiny for corporate accounting and improved profits restored market confidence returning AAA spreads to the levels seen a year ago. The BBB sector continues to lag the AAA/AA group. The Fund’s portfolio was underweight US Treasuries and owns BBB rated corporate bonds which was detrimental to total return. The Fund’s average maturity continued at less than three years.

LOOKING FORWARD
We expect the US economy to grow approximately 3% in 2003, corporate profits to increase around 10%. The Republican’s success in November 2002 will lead to more fiscal stimulus and tax cuts in 2003. Low mortgage rates and low prices have supported consumer spending, however we look for manufacturing and capital spending to be the engine of growth in 2003. The Federal Reserve will push short-term interest rates toward 3% and investment grade spreads should narrow as profits recover. The Fund will continue to overweight high grade corporate notes over other instruments.

MANAGEMENT FEE CALCULATIONS
The Sextant Short-Term Bond Fund calculates part of its management fee based on a comparison of the Fund’s return to the average return of the Morningstar category Short-Term Bond. The Fund’s 12-month return (4.90%) differed by more than one percent from that of the average (3.69%) on November 30, 2002. Therefore, a performance bonus adjustment of 0.10% was added to the basic 0.60% annual management fee for the month of December 2002.

COMPARISON TO INDEX
Comparison of any mutual fund to a market index must be made bearing in mind that the Index is unmanaged, and expense-free. The graph below compares $10,000 invested in the Fund at its inception in September 1995, compared to a similar amount invested in the Salomon Brothers Gov/Corp Investment Grade Bond Index for maturities between one and three years. The graph shows that a $10,000 investment made on September 1995 would have risen to $14,845 in the Fund and $15,710 in the Index. The returns shown do not reflect the deduction of income taxes that an investor could pay on income received or the sale of profitable investments.

Sextant Short-Term Bond Fund vs. Salomon Gov/Corp 1-3 yr. (unaudited)

(graph omitted)

November 30, 2002 Annual Report	7

INVESTMENTS	SEXTANT BOND INCOME FUND (Graphic Omitted)
Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value
			As of November 30, 2002
	Banking (10.2%)
A+	Chase Manhattan	7.125% 6/15/2009	$50,000	$53,592
A	Citicorp	7.25% 10/15/2011	50,000	55,002
A-	Comerica Bank	7.125% 12/1/2013	50,000	51,666
A+	Norwest Financial	6.85% 7/15/2009	50,000	54,555
		SUB-TOTAL	200,000	214,815
	Building Products (3.2%)
BBB+	Masco Corporation	7.125% 8/15/2013	60,000	67,215
	Chemicals (3%)
A-	Air Products & Chemicals	8.75% 4/15/2021	50,000	64,122
	Computer (1.5%)
A	Dell Computer	6.55% 4/15/2008	30,000	30,195
	Diversified Financial Services (3.4%)
AAA	General Electric Capital	8.125% 5/15/2012	60,000	70,635
	Electric Utilities (2.7%)
A-	Commonwealth Edison	7.50% 7/1/2013	50,000	57,410
	Electronics (2.6%)
A-	Koninlijke Phillips Electronics	7.25% 8/15/2013	50,000	54,127
	Food (9.3%)
BBB	Conagra	7.875% 9/15/2010	50,000	57,045
A+	Hershy Foods	6.95% 8/15/2012	50,000	56,242
A-	HJ Heinz	6.00% 3/15/2012	75,000	82,676
		SUB-TOTAL	175,000	195,963
	Insurance (6.6%)
A	Allstate	7.50% 6/15/2013	50,000	57,768
A	Progressive	7.00% 10/1/2013	75,000	80,988
		SUB-TOTAL	125,000	138,756
	Investment Finance (5.3%)
AA-	Morgan Stanley Dean Witter	6.75% 10/15/2013	50,000	52,932
AA	Paine Webber Group	7.625% 2/15/2014	50,000	58,420
		SUB-TOTAL	100,000	111,352
	Machinery (6%)
A	Caterpillar	9.375% 8/15/2011	40,000	50,746
A+	Dover	6.25% 6/1/2008	70,000	76,016
		SUB-TOTAL	110,000	126,762

8	November 30, 2001 Annual Report

INVESTMENTS	SEXTANT BOND INCOME FUND (Graphic Omitted)
Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value

	Medical Supplies (2.1%)
A+	Becton Dickinson	7.15% 10/1/2009	$40,000	$44,626
	Oil & Gas (5.7%)
A	Baker Hughes	6.00% 2/15/2009	70,000	72,907
A	Texaco Capital	8.625% 6/30/2010	40,000	47,487
		SUB-TOTAL	110,000	120,394
	Retailing (11.1%)
A	Dayton Hudson (Target Stores)	10.00% 1/1/2011	50,000	64,969
A	Lowe's Companies	8.25% 6/1/2010	50,000	59,275
A+	May Department Stores	8.00% 7/15/2012	50,000	57,297
AA	Wal-Mart Stores	7.25% 6/1/2013	45,000	52,727
		SUB-TOTAL	195,000	234,268
	Telecommunications (2.5%)
AA-	GTE	6.90% 11/1/2008	50,000	52,682
	Transportation (6.3%)
BBB+	Southwest Airlines	6.50% 3/1/2012	75,000	76,973
A-	US Freightways	8.50% 4/25/2010	50,000	54,523
		SUB-TOTAL	125,000	131,496
	US Government (11.8%)
AAA	US Treasury Bond	5.50% 2/15/2008	225,000	247,852

Total Investments (91.8%)		(Cost = $1,809,092)	$1,725,000	1,932,475
Other Assets (net of liabilities) (8.2%)				172,698
Total Net Assets (100%)				$2,105,173

*Ratings are the lesser of S&P or Moody's (unaudited)

November 30, 2001 Annual Report	9

FINANCIAL HIGHLIGHTS	SEXTANT BOND INCOME FUND (graphic omitted)

Selected data per share of capital stock outstanding throughout the year
		For Year Ended November 30,
		2001	2001	2000	1999	1998
Net asset value at beginning of year		$4.81	$4.56	$4.59	$5.00	$4.83
	Income from investment operations
	Net investment income	0.26	0.30	0.29	0.30	0.29
	Net gains or losses on securities (both realized and unrealized)	0.16	0.25	(0.03)	(0.41)	0.17
Total from investment operations		0.42	0.55	0.26	(0.11)	0.46
	Less distributions
	Dividends (from net investment income)
		(0.26)	(0.30)	(0.29)	(0.30)	(0.29)
	Distributions (from capital gains)	-	-	-	-	-
Total distributions		(0.26)	(0.30)	(0.29)	(0.30)	(0.29)
Net asset value at end of year		$4.97	$4.81	$4.56	$4.59	$5.00
Total return		9.02%	12.40%	6.05%	(2.20)%	10.08%
Ratios/supplemental data
Net assets ($000), end of year		$2,105	$1,965	$1,505	$885	$1,345
Ratio of expenses to average net assets*		0.72%	0.34%	0.35%	0.39%	0.30%
Ratio of net investment income to average net assets		5.40%	6.71%	6.56%	6.31%	6.24%
Portfolio turnover rate		29%	30%	0%	20%	0%
*For each of the above years, all or a portion of the operating expenses were waived. If these costs had not been waived, the resulting increases to the ratio of expenses to average monthly net assets would be .34%, .72%, .64%,.66%, and .61%, respectively.

STATEMENT OF ASSETS AND LIABILITIES

As of November 30, 2002

Assets
	Bond investments (cost $1,809,092)		$1,881,355
	Cash		86,525
	Receivable for security sales		50,038
	Interest receivable		35,182
	Insurance reserve premium		1,221
		Total Assets		$2,105,441
Liabilities
	Other Liabilities		268
		Total Liabilities		268
Net Assets				$2,105,173
Fund Shares Outstanding				423,781
Analysis of Net Assets
	Paid in capital (unlimited shares authorized, without par value)		2,030,738
	Accumlated net realized loss		(48,948)
	Unrealized net appreciation on investments		123,383
		Net Assets applicable to Fund shares outstanding		$2,105,173
Net Asset Value, Offering and Redemption price per share				$4.97

(The accompanying notes are an integral part of these financial statements)
10	November 30, 2002 Annual Report

(graphic omitted) SEXTANT BOND INCOME FUND	STATEMENT OF OPERATIONS
			For the year ended November 30, 2002
Investment income
	Interest income		$128,066
	Amortization of bond premium		(7,144)
	Accretion		168
		Gross investment income		$121,090
Expenses
	Investment advisor and administration fees		11,975
	Filing and registration fees		3,343
	Professional fees		3,264
	Other expenses		1,050
	Custodian fees		789
	Printing and postage		700
	Insurance		650
	Total gross expenses		21,771
	Less advisor fees waived		(6,808)
	Less custodian fees waived		(789)
	Net expenses			14,174
		Net investment income		106,916
Net realized loss on investments
	Proceeds from sales		549,603
	Less cost of securities sold (based on identified cost)		563,856
		Realized net loss		(14,253)
Unrealized gain on investments
	End of year		123,383
	Beginning of year		48,912
	Increase in unrealized gain for the period			74,471
		Net realized and unrealized gain		60,218
Net increase in net assets resulting from operations				$167,134

STATEMENT OF CHANGES IN NET ASSETS

		Year ended	Year ended
		Nov. 30, 2002	Nov. 30, 2001
INCREASE IN NET ASSETS
From Operations
	Net investment income	$106,916	$104,689
	Net realized loss on investments	(14,253)	(2,114)
	Net increase in unealized appreciation	74,471	89,413
	Net increase in net assets	167,134	191,988

Dividends to shareowners from
	Net investment income	(107,024)	(104,689)

From tund share transactions
	Proceeds from sales of shares	365,971	578,938
	Value of shares issued in reinvestment of dividends	103,671	103,332
		469,642	682,270
	Cost of shares redeemed	(389,165)	(310,083)
	Net increase in net assets	80,477	372,187
Total increase in net assets		$140,587	$459,486

NET ASSETS
	Beginning of year	1,964,586	1,505,100
	End of year	$2,105,173	$1,964,586

Shares of the fund sold and redeemed
	Number of shares sold	75,292	121,443
	Number of shares issued in reinvestment of dividends	21,389	21,787
		96,681	143,230
	Number of shares redeemed	(80,967)	(65,605)
Net increase in number of shares outstanding		15,714	77,625

(The accompanying notes are an integral part of these financial statements)

November 30, 2002 Annual Report	11

DISCUSSION OF SEXTANT BOND INCOME FUND PERFORMANCE	(unaudited)

FISCAL YEAR 2002
For the fiscal year ending November 30, 2002, the Sextant Bond Income Fund returned 9.02%. For the fiscal year, the Fund ranked in the top 2% of the 114 funds in the Morningstar “Long-term Bond” category and held Morningstar’s top “5-star” rating (judged against 91 long-term bond funds). For the last five years, the Fund has provided a 6.97% annualized total return and ranks in the top 9% of 73 funds in its Morningstar category. The Fund’s most recent thirty-day SEC yield is 4.60%, less than the 6.44% last year. This reflects lower market rates and a shorter average maturity. The majority of the Fund’s risk and return comes from an average portfolio maturity that historically exceeded its peers.

FACTORS AFFECTING PAST PERFORMANCE
As long term interest rates approached their low for this cycle, the Fund’s average effective maturity was reduced from over 10 years to less than 8. Under normal circumstances, the Fund’s policy is to maintain a dollar-weighted average maturity of ten years or more. However, with interest rate levels lower than they have been in over 40 years, the price risk of holding long-term bonds is excessive in light of the Fund’s capital preservation goal.

Corporate bankruptcies in June triggered a stock market decline and flight to quality into US Treasury debt. Credit spreads widened. This widening was pronounced in credits of BBB and lower. New Scrutiny for corporate accounting and higher profits have restored market confidence. AAA spreads have returned to the levels seen one year ago. The BBB sector continues to lag the AAA/AA group. The Fund’s portfolio was underweight US Treasuries and owns a few BBB rated corporate bonds which reduced total return.

Investment-grade corporate paper produced a total return of 5.49% as measured by the Solomon Brothers Corporate Index (SBCRP) while US Treasury paper as measured the Solomon Brothers Treasury Index (SBGT) returned 7.81%. As expected during a flight to quality, the Sextant Bond Income Fund’s 9.04% return was less than the 10.09% one-year return on the Solomon US Treasury Index 10+ years. The Bond market benefited from the marked weakness in equity prices. For the third year, the Fund easily outperformed most equity portfolios.

LOOKING FORWARD
For 2003, we expect long-term US Treasury rates will spend another year between 6.25% to 4.75%. We expect the US economy to grow 3% in 2003 and corporate profits to increase around 10%. The Republican’s success in November 2002 is leading to more fiscal stimulus and tax cuts in 2003. Low mortgage rates and low prices supported consumer spending and the economy in 2002, however we look for manufacturing and capital spending to be the engine of growth in 2003 and beyond. We expect the Federal Reserve Bank to push short-term interest rates toward 3% and investment grade spreads to narrow as corporate profits recover. The Fund will continue to overweight high grade corporate notes over other instruments.

Commodity prices are rising, but overall inflation, remains subdued. We expect the recovery to manifest itself slowly. We do not expect a cyclical rise in rates until after the economic recovery is further underway. This still leaves investors with an extended period of time that is favorable for investing in investment grade corporate notes and bonds.

12	November 30, 2002 Annual Report

MANAGEMENT FEE CALCULATIONS
The Sextant Bond Income Fund calculates its management fee based on a comparison of the Fund’s return to the return of Morningstar’s “Long-term Bond” category. This category consists of mutual fund portfolios that “focus on corporate and other investment grade issues with an average duration of more than six years or an effective average maturity of more than ten years.” The Fund’s 9.02% 12-month return handsomely exceeded that of the index (4.84%) on November 30, 2002. Therefore, the basic 0.60% management fee was increased by the maximum amount of 0.20% to 0.80% for the month of December 2002 because the Fund outperformed its benchmark index by more than 2%.

COMPARISON TO INDEX
Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph below compares $10,000 invested in the Fund at its inception, compared to a similar amount invested in The Salomon Brothers Broad Investment-Grade Bond Index. The graph shows that the investment at the beginning of October 1993 would have risen to $17,715 in the Fund and $19,513 in the Index. The September 1995 changes in this Fund’s investment policy limit the usefulness of this comparison. The returns shown do not reflect the deduction of income taxes that an investor could pay on income received or the sale of profitable investments.

Sextant Bond Income Fund vs. Salomon Broad Investment Grade Bond Index (unaudited)

(graph omitted)

November 30, 2002 Annual Report	13

INVESTMENTS	SEXTANT GROWTH FUND (graphic omitted)

Issue	Number of Shares	Cost	Market Value
		As of November 30, 2002
Common Stocks (90.4%)

Banking (12%)
Convergys*	3,500	$129,041	$60,340
Frontier Financial	4,000	90,207	102,400
Washington Mutual	6,750	44,124	242,865
	SUB-TOTAL	263,372	405,605
Computers (16.5%)
3 Com*	10,000	51,891	51,500
Adobe Systems	4,800	50,490	141,744
Apple Computer*	5,500	102,348	85,250
Intuit*	3,000	131,758	161,820
Oracle*	8,000	28,059	96,969
Phoenix Technologies Ltd.*	3,062	29,148	19,413
	SUB-TOTAL	393,694	556,687
Construction (9.6%)
Building Materials Holding*	4,000	44,171	53,640
Lowe's Companies	4,000	135,141	166,000
Weyerhaeuser	2,000	93,867	105,200
	SUB-TOTAL	273,179	324,840
Electronics (3.2%)
Advanced Micro Devices*	10,000	41,708	85,000
Agilent Technologies*	1,200	57,828	23,292
	SUB-TOTAL	99,536	108,292
Hotels & Motels (2%)
Westcoast Hospitality*	15,000	111,771	80,925
Investments (9.5%)
Neuberger Berman	2,500	109,920	84,525
Schwab (Charles)	20,415	9,117	235,181
	SUB-TOTAL	119,037	319,706
Machinery (1.2%)
Regal-Beloit	2,000	52,106	41,420
Medical (21.2%)
Affymetrix*	2,000	26,863	54,200
Amgen*	2,640	34,598	124,608
Barr Laboratories*	2,000	159,489	132,060
Caremark Rx*	3,000	60,125	52,980
Ligand Pharmaceuticals*	5,000	56,430	25,550
Lilly (Eli)	800	77,567	54,640
Pharmaceutical Product Development*	9,000	80,608	269,550
	SUB-TOTAL	495,680	713,588
Metal Ores (1.2%)
Phelps Dodge*	1,330	76,218	41,788
Oil &Gas (2%)
Noble*	2,000	14,212	67,900
Publishing (1.5%)
Wiley (John) & Sons, Class A	2,400	47,112	51,120
Retail (3.1%)
Bed Bath & Beyond	3,000	100,052	104,070

14	November 30, 2002 Annual Report

INVESTMENTS	SEXTANT GROWTH FUND (graphic omitted)

Issue	Number of Shares	Cost	Market Value

Transportation (7%)
Airborne Freight	5,000	60,308	71,650
Alaska Air*	3,000	53,346	63,510
Southwest Airlines	6,000	90,162	99,000
	SUB-TOTAL	203,816	234,160

Total Investments (90.4%)		$2,249,785	3,050,101
Other Assets (net of liabilities) (9.6%)			322,976
Total Net Assets (100%)			$3,373,077

*Non-income producing

Trustees and Officers (unaudited)
Name and (age) Address	Position(s) held with Trust and Length of Time Served	Principal Occupation(s) during past 5 Years	Number of Portfolios in Fund Complex overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
A. Herbet Ershig (64) 22 Shorewood Drive Bellingham, WA 98225	Independent Trustee since 1997	President (now retired), Ershigs, Inc. (industrial fabrication)	Five	None
Gary A. Goldfogel (44) 1500 N. State Street Bellingham, WA 98226	Independent Trustee since 1995	Medical Examiner (pathologist) Owner, Avocet Environmental Testing (laboratory)	Five	None
John E. Love (70) 1002 Spokane Street Garfield, WA 99130	Independent Trustee since 1987	Owner, J.E. Love Co., (agricultural equipment manufacturer)	Five	None
John S. Moore (71) 346 Bayside Road Bellingham, WA 98225	Independent Trustee since 1993	Professor (now retired), College of Business and Economics, Western Washington University	Five	None
INTERESTED TRUSTEES
Nicholas F. Kaiser, CFA (56) 1300 N. State Street Bellingham, WA 98225	President and Trustee since 1989	President, Saturna Capital Corporation President, Saturna Brokerage Services	Seven	Amana Mutual Funds Trust
OFFICERS WHO ARE NOT TRUSTEES
Phelps S. McIlvaine (49) 1300 N. State Streeet Bellingham, WA 98225	Vice President since 1994	Vice President, Saturna Capital Corporation Treasurer, Saturna Brokerage Services	N/A	N/A
Chrisopher R. Fankhauser (30) 1300 N. State Street Bellingham, WA 98225	Treasurer since 2002	Manager of Operations, Saturna Capital Corporation	N/A	N/A
Ethel D. Beltran (30) 1300 N. State Street Bellingham, WA 98225	Secretary since 2001	Corporate Administrator, Saturna Capital Corporation [since 2000] Administrator, Cytel Corporation [1994-1999]	N/A	N/A
Term of Office: Each Trustee serves for the lifetime of the Trust or until he dies, resigns, is removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.
Mr. Kaiser is an interested person of the Trust by reason of his positions with the Trust's adviser and underwriter. Mr. McIlvaine is the primary manager of the Fund's portfolio. Saturna Capital Corporation is the Fund's advisor, and Saturna Brokerage Services, Inc. is the distributor.

November 30, 2002 Annual Report	15

FINANCIAL HIGHLIGHTS	SEXTANT GROWTH FUND (graphic omitted)

Selected data per share of capital stock outstanding throughout the year

		Year Ended November 30,
		2002	2001	2000	1999	1998
Net asset value at beginning of year		$11.90	$13.16	$12.68	$9.29	$9.58
	Income from investment operations
	Net investment income	(0.05)	(0.02)	(0.07)	(0.06)	0.02
	Net gains or losses on securities (both realized and unrealized)	(1.21)	(1.24)	1.36	4.26	(0.09)

Total from investment operations		(1.26)	(1.26)	1.29	4.20	(0.07)
	Less distributions
	Dividends (from net investment income)	-	-	-	(0.14)	(0.02)
	Distributions (from capital gains)	-	-	(0.81)	(0.67)	(0.20)
Total distributions		-	-	(0.81)	(0.81)	(0.22)
Net asset value at end of period		$10.64	$11.90	$13.16	$12.68	$9.29
Total Return		(10.51)%	(9.57)%	10.16%	44.76%	(0.97)%
Ratios / Supplemental Data
Net assets ($000), end of year		$3,373	$3,792	$3,862	$3,116	$2,139
Ratio of expenses to average net assets		1.11%	0.78%	1.05%	1.12%	0.66%
Ratio of net investment income to average net assets		(0.48)%	(0.18)%	(0.51)%	(0.50)%	0.19%
Portfolio turnover rate		15%	8%	20%	28%	41%

STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2002

Assets
	Investments (cost $2,249,785)		$3,050,101
	Cash		326,154
	Dividends receivable		1,248
	Insurance reserve premium		1,214
		Total Assets		3,378,717
Liabilities
	Other Liabilities		5,640
		Total Liabilities		5,640
Net Assets				$3,373,077
Fund Shares Outstanding				316,933
Analysis of Net Assets
	Paid in Capital (unlimited shares authorized, without par value)		$2,633,156
	Accumlated net realized loss		(60,395)
	Unrealized net appreciation on investments		800,316
		Net Assets applicable to Fund shares outstanding		$3,373,077
Net Asset Value, Offering and Redemption price per share				$10.64

(The accompanying notes are an integral part of these financial statements)

16	November 30, 2002 Annual Report

(Graphic Omitted) SEXTANT GROWTH FUND	STATEMENT OF OPERATIONS
			For the year ended November 30, 2002
Investment income
	Dividend income		$22,234
	Miscllaneous income		50
		Gross investment income		22,284
Expenses
	Investment adviser and administration fees		28,460
	Professional fees		5,035
	Custodian fees		2,303
	Filing and registration fees		1,766
	Other expenses		1,757
	Insurance		1,548
	Printing and postage		1,109
	Total gross expenses		41,978
	Less custodian fees waived		(2,303)
	Net expenses			39,675
		Net investment loss		(17,391)
Net realized loss on investments
	Proceeds from sales		479,632
	Less cost of securities sold based on identified cost		490,309
		Realized net loss		(10,677)
Unrealized gain on investments
	End of year		800,316
	Beginning of year		1,172,350
	Decrease in unrealized gain for the year			(372,034)
		Net realized and unrealized loss		(382,711)
Net decrease in net assets resulting from operations				$(400,102)

STATEMENT OF CHANGES IN NET ASSETS
		Year ended	Year ended
		Nov. 30, 2002	Nov. 30, 2001
INCREASE (DECREASE) IN NET ASSETS
From Operations
	Net investment loss	$(17,391)	$(6,671)
	Net realized loss on investments	(10,677)	(49,719)
	Net decrease in unealized appreciation	(372,034)	(304,455)
	Net decrease in net assets	(400,102)	(360,845)

Dividends to shareowners from
	Net investment income	-	-

From fund share transactions
	Proceeds from sales of shares	366,963	603,793
	Value of shares issued in reinvestment of dividends	-	-
		366,963	603,793
	Cost of shares redeemed	(385,297)	(313,737)
	Net increase (decrease) in net assets	(18,334)	290,056
Total increase (decrease) in net assets		$(418,436)	$(70,789)

NET ASSETS
	Beginning of year	3,791,513	3,862,302
	End of year	$3,373,077	$3,791,513

Shares of the fund sold and redeemed
	Number of shares sold	32,585	50,805
	Number of shares issued in reinvestment of dividends	-	-
		32,585	50,805
	Number of shares redeemed	(34,371)	(25,630)
Net increase (decrease) in number of shares outstanding		(1,786)	25,175

(The accompanying notes are an integral part of these financial statements)

November 30, 2002 Annual Report	17

DISCUSSION OF SEXTANT GROWTH FUND PERFORMANCE	(unaudited)

FISCAL YEAR 2002
For the fiscal year ending November 30, 2002, the Sextant Growth Fund fell -10.5%. While any decline is unfortunate, this result again was significantly better than the market averages as well as most growth funds. The NASDAQ Composite Index declined -22.2%, and the broader S&P 500 Index lost -16.5%. For this latest fiscal year, the Fund ranked in top 13% of the 718 funds in its Morningstar’s peer Mid-cap Growth category. For the last five years, the Fund has provided a 4.59% average annualized total return and ranks in the top 20% of 334 funds in its Morningstar peer category. At November 30, 2002, the Fund held Morningstar’s “4-star” rating (judged against 499 Mid-cap Growth funds).

The volatility, risks and returns of the stock market continue. The weak performance of most market segments in 2000, 2001 and again in 2002 mean that investor expectations have become very reasonable, removing an impediment to future market returns.

FACTORS AFFECTING PAST PERFORMANCE
The economy in 2002 limped along, while the media and politicians focused on corporate accounting scandals. Time magazine summed up by selecting three whistle-blowers as its “man of the the year”. New laws aimed at stopping terrorists and corporate malfeasance added to everyone’s hassles. Travel-related businesses took heavy hits.

The Fund seeks long-term growth through investment in common stocks of U.S. companies. It generally follows a value investment approach, favoring companies with good fundamentals and relatively low price/earnings ratios. This year's market decline accelerated that of the last two years. Losses in technology-related businesses spread to utilities, finance and transportation. Our technology stocks suffered, but our mid-sized and smaller companies improved the overall result.

LOOKING FORWARD
For the fiscal year ending November 30, 2002, the Sextant Growth Fund fell -10.5%. While any decline is unfortunate, this result again was significantly better than the market averages as well as most growth funds. The NASDAQ Composite Index declined -22.2%, and the broader S&P 500 Index lost -16.5%. For this latest fiscal year, the Fund ranked in top 13% of the 718 funds in its Morningstar’s peer Mid-cap Growth category. For the last five years, the Fund has provided a 4.59% average annualized total return and ranks in the top 20% of 334 funds in its Morningstar peer category. At November 30, 2002, the Fund held Morningstar’s “4-star” rating (judged against 499 Mid-cap Growth funds).
The volatility, risks and returns of the stock market continue. The weak performance of most market segments in 2000, 2001 and again in 2002 mean that investor expectations have become very reasonable, removing an impediment to future market returns.

MANAGEMENT FEE CALCULATIONS
The Sextant Growth Fund calculates part of its management fee based on a comparison of the Fund’s return to the average return in Morningstar's “Domestic Growth” category. At November 30, 2002, the one-year return for this category average was -15.32%. Because the Fund's 12-month return outperformed this average by more than 4% at November 30, 2002, the adviser earned the maximum bonus performance fee for the month of December 2002.

18	November 30, 2002 Annual Report

Largely because of the performance bonus, the Fund's total expense ratio increased to 1.11% from 0.78% the prior year. Like all mutual funds, Sextant Growth Fund’s annual performance results are quoted after deduction of operating expenses.

COMPARISON TO INDEX
The line graph compares Sextant Growth Fund's performance to that of a broad-based stock market index, the Standard & Poor's 500 Index. Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other costs, (4) stand ready to buy and sell its securities to shareholders on a daily basis, and (5) provide a wide range of services. The graph below compares $10,000 invested in the Fund at November 30, 1992 (ten years ago), compared to a similar amount invested in Standard & Poor's 500 Index. The graph shows that the investment in the Fund would have risen to $22,845 and $26,277 in the Index. The 1995 changes in this Fund’s investment objectives and policies limit the usefulness of this comparison. The returns shown do not reflect the deduction of income taxes that an investor could pay on income received or the sale of profitable investments.

Sextant Growth Fund vs. S&P 500 Index (unaudited)

(graph omitted)

November 30, 2002 Annual Report	19

INVESTMENTS	SEXTANT INTERNATIONAL FUND (Graphic Omitted)
Issue	Number of Shares	Cost	Market Value	Country
			As of November 30, 2002
Common Stocks (81.2%)

Aircraft (2.2%)
Embraer Aircraft ADR	1,713	$38,169	$25,044	Brazil

Banking and Financial (10.8%)
Aegon NV	2,075	19,736	33,117	Netherlands
AXA ADS	1,000	31,165	15,830	France
Banco Bilbao Vizcaya ADS	1,800	7,702	18,468	Spain
ING Groep ADS	1,400	36,134	26,334	Netherlands
Toronto-Dominion Bank	1,400	18,159	30,086	Canada
	SUB-TOTAL	112,896	123,835
Building Materials (4.2%)
CRH plc ADR	2,000	23,075	28,620	Ireland
Hanson plc ADR	800	24,574	20,152	UK
	SUB-TOTAL	47,649	48,772
Computers (11.4%)
Business Objects ADS*	6,000	19,570	119,940	France
Dassault Systems ADR	400	13,875	11,480	France
	SUB-TOTAL	33,445	131,420
Consumer Products (4.4%)
Coca-Cola Femsa ADS	1,500	9,750	33,135	Mexico
Gucci Group NV	200	10,925	18,020	Italy
	SUB-TOTAL	20,675	51,155
Electronics (2.3%)
Epcos AG ADS*	500	34,206	8,650	Germany
Sony ADR	400	32,236	17,740	Japan
	SUB-TOTAL	66,442	26,390
Hotels (1.7%)
Fairmont Hotels & Resorts	800	17,146	19,680	Canada
Medical-Drugs (3.8%)
Aventis ADS	508	15,859	28,021	France
Glaxo Wellcome plc ADR	400	9,800	15,200	UK
	SUB-TOTAL	25,659	43,221
Metals & Mining (5.3%)
Potash Corp. of Saskatchewan	300	21,164	19,980	Canada
Rio Tinto plc ADS	500	31,175	40,715	UK
	SUB-TOTAL	67,509	72,265
Oil & Gas Production (5.1%)
Petroleum Geo-Services ADS*	1,000	10,979	410	Norway
Repsol-YPF ADR	2,000	43,592	25,040	Spain
Total Fina Elf ADR	500	21,864	33,375	France
	SUB-TOTAL	76,435	58,825
20	November 30, 2002 Annual Report

(Graphic Omitted) SEXTANT INTERNATIONAL FUND	INVESTMENTS
Issue	Number of Shares	Cost	Market Value	Country

Paper Products (5.1%)
Metso ADS*	2,100	22,802	21,630	Finland
UPM-Kymmene Oyj ADS	1,000	34,399	36,500	Finland
	SUB-TOTAL	57,201	58,130
Photographic Equipment (4.5%)
Canon, Inc. ADR	1,000	23,426	38,450	Japan
Fuji Photo Film ADR	400	10,050	12,996	Japan
	SUB-TOTAL	33,476	51,446
Real Estate (2.6%)
Intrawest	2,400	41,342	29,976	Canada
Telecommunications (8.3%)
America Movil ADR	2,000	29,725	30,300	Mexico
BCE	900	15,830	16,488	Canada
British Sky Broadcasting ADS*	300	11,063	18,600	UK
PT Indosat ADR	1,000	20,952	9,120	Indonesia
Tele Norte Leste Participacoes ADS	335	6,933	2,456	Brazil
Telefonica ADS*	564	12,058	17,044	Spain
Telesp Celular Participacoes ADS	500	24,895	1,370	Brazil
	SUB-TOTAL	121,456	95,378
Transportation (3.8%)
Canadian Pacific Railway Ltd.	600	7,985	12,210	Canada
Desc SA ADR	2,700	42,981	18,360	Mexico
Lan Chile ADS	2,500	18,845	13,475	Chile
	SUB-TOTAL	69,811	44,045
Utilities-Electric (5.5%)
Enel ADS	800	35,372	20,160	Italy
Enersis ADS*	1,103	4,798	15,056	Chile
Fording	1,000	15,170	20,600	Canada
Korea Electric Power ADS	2,000	31,961	20,140	Korea
	SUB-TOTAL	92,009	57,940
Utilities-Gas (.2%)
Transport de Gas del Sur ADR*	1,500	18,807	2,370	Argentina

Total Investments (81.2%)		$940,127	934,180
Other Assets (net of liabilities) (18.8%)			216,189
Total Net Assets (100%)			$1,150,369

* Non-income producing

November 30, 2002 Annual Report	21

FINANCIAL HIGHLIGHTS	SEXTANT INTERNATIONAL FUND (graphic omitted)

Selected data per share of capital stock outstanding throughout each year

		For Year Ended November 30,
		2002	2001	2000	1999	1998
Net asset value at beginning of year		$7.24	$8.52	$8.32	$6.81	$6.61
	Income from investment operations
	Net investment income	0.02	0.04	0.43	0.13	0.04
	Net gains or losses on securities (both realized and unrealized)	(1.16)	(1.30)	0.20	1.57	0.20
Total from investment operations		(1.14)	(1.26)	0.63	1.70	0.24
	Less distributions
	Dividends (from net investment income)	(0.03)	(0.02)	(0.43)	(0.12)	(0.04)
	Distributions (from capital gains)	-	-	-	(0.07)	-
Total distributions		(0.03)	(0.02)	(0.43)	(0.19)	(0.04)
Net asset value at end of year		$6.07	$7.24	$8.52	$8.32	$6.81
Total return		(15.80)%	(14.80)%	7.62%	24.90%	3.57%
Ratios/supplemental data
Net assets ($000), end of period		$1,150	$1,445	$1,736	$1,162	$881
Ratio of expenses to average net assets		1.17%	1.17%	1.20%	0.72%	1.16%
Ratio of net investment income to average net assets		0.20%	0.34%	4.74%	1.74%	0.54%
Portfolio turnover rate		4%	6%	11%	17%	18%

STATEMENT OF ASSETS AND LIABILITIES

As of November 30, 2002

Assets
	Investments (cost $940,127)		$934,180
	Cash		219,967
	Dividends receivable		247
		Total Assets		1,154,394

Liabilities
	Other Liabilities		4,025
		Total Liabilities		4,025

Net Assets				1,150,369

Fund shares outstanding				189,669

Analysis of Net Assets
	Paid in Capital (unlimited shares authorized, without par value)		1,301,449
	Accumlated net realized loss		(145,133)
	Unrealized net appreciation on investments		(5,947)
		Net Assets applicable to Fund shares outstanding		$1,150,369

Net Asset Value, Offering and Redemption price per share				$6.07

(The accompanying notes are an integral part of these financial statements)

22	November 30, 2002 Annual Report

(graphic omitted) SEXTANT INTERNATIONAL FUND	STATEMENT OF OPERATIONS
			For the year ended November 30, 2002

Investment income
	Dividend income (net foreign taxes of $3,180)		$17,308
		Gross investment income		17,308

Expenses
	Investment adviser and administration fee		9,444
	Custodian fees		2,335
	Filing and registration fees		2,166
	Professional fees		2,011
	Other expenses		1,080
	Printing and postage		675
	Total gross expenses		17,074
	Less custodian fees waived		(2,335)
	Net expenses			14,739
		Net investment income		2,569

Net realized loss on investments
	Proceeds from sales		37,150
	Less cost of securities sold (based on identified cost)		107,856
		Realized net loss		(70,706)

Unrealized loss on investments
	End of year		(5,947)
	Beginning of year		135,270
	Decrease in unrealized gain for the year			(141,217)
		Net realized and unrealized loss		(211,923)

Net decrease in net assets resulting from operations				$(209,354)

STATEMENT OF CHANGES IN NET ASSETS
		Year ended	Year ended
		Nov. 30, 2001	Nov. 30, 2001
INCREASE (DECREASE) IN NET ASSETS
From Operations
	Net investment income	$2,569	$5,248
	Net realized loss on investments	(70,706)	(72,856)
	Net decrease in unealized appreciation	(141,217)	(189,831)
	Net decrease in net assets	(209,354)	(257,439)

Dividends to shareowners from
	Net investment income	(4,909)	(3,779)

From fund share transactions
	Proceeds from sales of shares	58,704	120,139
	Value of shares issued in reinvestment of dividends	4,897	3,752
		63,601	123,891
	Cost of shares redeemed	(143,789)	(154,296)
	Net decrease in net assets from share transactions	(80,188)	(30,405)
Total decrease in net assets		$(294,451)	$(291,623)

NET ASSETS
	Beginning of year	1,444,820	1,736,443
	End of year	$1,150,369	$1,444,820

Shares of the fund sold and redeemed
	Number of shares sold	9,019	14,929
	Number of shares issued in reinvestment of dividends	807	518
		9,826	15,447
	Number of shares redeemed	(19,618)	(19,782)
Net decrease in number of shares outstanding		(9,792)	(4,335)

(The accompanying notes are an integral part of these financial statements)

November 30, 2002 Annual Report	23

DISCUSSION OF SEXTANT INTERNATIONAL FUND PERFORMANCE	(unaudited)

FISCAL YEAR 2002
For the fiscal year ended November 30, 2002, the Sextant International Fund fell -15.80%. While any decline is unfortunate, this result again was better than many domestic market averages. The comparable AMEX International Index declined -15.2%. For this latest fiscal year, the Fund ranked in the 79th percentile of the 868 funds in Morningstar’s peer Foreign Stock category. For the last five years, the Fund has provided an -0.18% annualized total return. At November 30, 2002, the Fund held Morningstar’s “3-star” rating (judged against 646 Foreign Stock funds).

FACTORS AFFECTING PAST PERFORMANCE
The economy in 2002 limped along, while the media and politicians focused on corporate accounting scandals. New laws aimed at stopping terrorists and corporate malfeasance added to everyone’s hassles. Foreign investors worried about having their U.S. assets frozen withdrew cash from domestic markets, and the U.S. dollar weakened markedly.

Investing in foreign securities includes risks not present in domestic securities. Unlike most years, foreign stocks were generally less volatile than domestic issues. Our portfolio was more heavily invested in Europe and Canada than Asia, which helped results. Commodity prices began to turn around, but their low levels brought little relief to our cyclical and resource-based issues. Financials suffered in light of huge insurance claims, but higher premiums should bring recovery.

LOOKING FORWARD
The Sextant International Fund is broadly invested in growing companies headquartered outside the United States. Our focus on value investing continued to serve us in 2002, when technology and other “growth” stocks tumbled.

Stocks ultimately reflect their underlying business values. After their weak performances for three years, we feel many stocks are quite attractively priced. Growth of the U.S. economy is expected at 3% in 2003, as low interest rates boost consumer confidence, spending and investment. Foreign economies normally recover as the US market buys more foreign goods and services. We expect that our portfolio securities will continue to show growth and the Fund will improve its performance.

24	November 30, 2002 Annual Report

MANAGEMENT FEE CALCULATIONS
The Sextant International Fund calculates part of its management fee based on a comparison of the Fund’s return to the average return of the Morningstar fund category “Foreign Stock”. At November 30, 2002, the one-year return for this category average was -12.31%. Because the Fund's 12-month return underperformed this average by more than 2% at November 30, 2002, the adviser incuured at 0.20% annual-rate penalty performance fee for the month of December 2002. The Fund's assets were lower during the year, and the total expense ratio increased slightly to 1.20% from 1.17% the prior year. Expense ratio stayed the same from 2001 to 2002.

COMPARISON TO INDEX
Comparison of any fund to an index must be made bearing in mind that the Index is unmanaged, and expense-free. The graph below compares $10,000 invested in the Fund at its inception, compared to a similar amount invested in the AMEX International Index. This capitalization-weighted index averages 50 American Depository Receipts (ADRs) of large worldwide companies, and reflects the types of securities in which Sextant International Fund invests. The graph shows that a $10,000 investment made on September 1995 would have risen to $13,376 in the Fund and $10,404 in the Index. The returns shown do not reflect the deduction of income taxes that an investor could pay on income received or the sale of profitable investments.

Sextant International Fund vs. AMEX International Index (unaudited)

(graph omitted)

November 30, 2002 Annual Report	25

NOTES TO FINANCIAL STATEMENTS

Note 1 -Organization
Saturna Investment Trust (the "Trust") was established under Washington State Law as a Business Trust on February 20, 1987. The Trust is registered as a no-load, open-end series investment company under the Investment Company Act of 1940, as amended. Five portfolio series have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Growth Fund, and Sextant International Fund (the "Funds"), and Idaho Tax-Exempt Fund, distributed through a separate prospectus and the results of which are contained in a separate report.

Note 2 -Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Funds.

Investments:
Securities traded on a national exchange or the national over-the-counter market system are valued at the last sale price or, in the absence of any sale on that date, the closing bid price. Other securities traded in the over-the-counter market are valued at the last bid price. Fixed-income securities for which there are no publicly available market quotations are valued using a matrix based on maturity, quality, yield and similar factors, which are compared periodically to multiple dealer bids and adjusted by the adviser under policies established by the Trustees.

The cost of securities is the same for accounting and Federal income tax purposes. Securities transactions are recorded on trade date. Realized gains and losses are recorded on the identified cost basis.

Income and Expenses:
Interest income is reduced by the amortization of bond premiums, on a constant yield-to-maturity basis from purchase date to maturity. Interest income is increased by accretion only for bonds underwritten as original issue discounts. Market discounts are recorded as realized gains upon disposition. Cash dividends from equity securities are recorded as income on the ex-dividend date.

Expenses incurred by the Trust on behalf of the Funds (e.g., professional fees) are allocated to the Funds on the basis of relative daily average net assets. The Adviser has agreed to certain limits on expenses, as described below.

Income taxes:
The Funds have elected to be taxed as regulated investment companies under the Internal Revenue Code and distribute substantially all of their taxable net income and realized net gains on investments. Thus, no provision for Federal income taxes is required.

Dividends and distributions to shareowners:
Dividends and distributions to shareowners are recorded on the ex-dividend date. For the Sextant Short-Term Bond Fund and Sextant Bond Income Fund, dividends are paid daily and distributed on the last business day of each month. For the Sextant Growth Fund and Sextant International Fund, dividends are payable at the end of each November. Shareowners electing to reinvest dividends and distributions purchase additional shares at the net asset value on the payable date.

Use of Estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Note 3 -Transactions with Affiliated Persons
Under a contract approved by shareowners on September 28, 1995, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct Trust business. Each of the Funds pays the Adviser a base Investment Advisory and Administrative Services Fee of .60% of average net assets per annum, payable monthly. The base Advisory Fee is subject to adjustment up or down depending on the investment performance of the Fund relative to a specified index. No performance adjustment is applicable during the first year any Agreement is in place. The Adviser has voluntarily undertaken to limit expenses of Sextant Bond Income Fund and Sextant Short-Term Bond Fund to 0.60% through March 31, 2003 and waives its investment advisory and administrative fee as to either Fund completely so long as assets of that Fund are less than $2 million.

For the year ended November 30, 2002, Sextant Bond Income Fund and Sextant Growth Fund incurred advisory expenses of $11,975 and $28,460, respectively. Sextant International Fund incurred advisory expenses of $8,807 and Sextant Short-Term Bond Fund incurred advisory expenses of $13,566.

In accordance with the expense waiver noted above, for the year ended November 30, 2002, Saturna Capital waived $2,517 of the Sextant Short-Term Bond Fund advisory fee and $6,808 of that of Sextant Bond Income Fund.

In accordance with the Funds' custodian agreements with National City Bank, for the year ended November 30, 2002, custodian fees for Bond Income, Short-Term Bond, Growth, and International, were $789, $2,065, $2,303, and $2,335, respectively. The custodian waived its fees for earnings credits.

26	November 30, 2001 Annual Report

One trustee, who also serves as the president of the Trust, is a director and president of the Adviser. The four unaffiliated trustees receive $100 per Board or committee meeting attended. On November 30, 2002, the turstees, officers and their immediate families as a group owned 19.5%, 30.2%, 13.7% and 34.5% of the outstanding shares of Bond Income, Short-Term Bond, Growth and International, respectively.

The Trust acts as a distributor of its own shares, except in those states in which Saturna Brokerage Services, Inc. (a subsidiary of Saturna Capital Corporation) is itself registered as a broker-dealer and acts as distributor without compensation.

Saturna Brokerage Services is the primary stockbroker used to effect portfolio transactions for Sextant Growth Fund and Sextant International Fund, and was paid $2,469 and $378, respectively in commissions at discount rates during the year ended November 30, 2002.

Note 4 -Federal Income Taxes
At November 30, 2002, Bond Income had capital loss carryforwards of $48,951, of which $15,110 expires in 2003, $11,717 expires in 2005 and $5,730 expires in 2007, $2,141 expires in 2009 and $14,253 expires in 2010; Short-Term Bond had capital loss carryforwards of $35,720 of which $5,558 expires in 2004, $1,405 expires in 2005, $4,467 expires in 2007, $9,191 expires in 2008, and $15,099 expires in 2009; Growth Fund had capital loss carryforwards of $60,396 of which $49,718 expires in 2009 and $10,677 expires in 2010; and International had capital loss carryforwards of $145,133, of which $1,570 expires in 2008, $72,857 expires in 2009, and $70,706 expires in 2010, subject to regulation. Prior to their expiration, such loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

Note 5 -Investments
At November 30, 2002, the net unrealized gain (loss) on investments for Bond Income, Short-Term Bond, Growth and International were $123,383, $63,527, $800,316, and $(5,947), which consists of unrealized gains of $125,085, $71,409, $1,120,510, and $262,582, and unrealized losses of $1,702, $7,882, $320,194, and $268,529, respectively.

During the year ended November 30, 2002, Bond Income purchased $547,480 of securities and sold $549,603 of securities. Comparable figures for Short-Term Bond are $583,881 purchased $618,782 sold; for Growth $582,426 and $479,632; and for International, $65,197 and $37,150.

(grahic omitted)

PRIVACY STATEMENT (unaudited)

At Saturna Capital, we understand the importance of maintaining the privacy of your financial information. To that end, we want to insure that we protect the confidentiality of any personal information you share with us.

We collect personal information about you from information we receive from you on applications and other forms and from transactions or trades placed with us. Please be assured that except to administer a transaction with an affiliated third party upon your request, we do not disclose any personal information about our customers, or our former customers, to anyone, except as may be required by law. We maintain our own technology resources to minimize the use of outside service providers.

Additionally, Saturna Capital restricts access to personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information. If you have further questions or concerns about the security or privacy of the information we receive from you, please call us at 1-888/732-6262.

November 30, 2002 Annual Report	27

Web: http://www.saturna.com
E-mail: sextant@saturna.com

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Saturna Capital
Mutual Funds

1300 N. State Street
Bellingham WA 98225-4370

1-800/SATURNA
(800/728-8762)
1-888/732-6262 for automated assistance,
including fund prices

This report is issued for the information of the shareoweners of the Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund. Idaho Tax-Exempt Fund is a series of Saturna Investment Trust.

(graphic omitted)

SEXTANT Mutual Funds

SHORT-TERM BOND BOND INCOME GROWTH INTERNATIONAL ANNUAL REPORT November 30, 2002